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                                                                   Exhibit 10.21

                            Documentation Risk Department
                            Wholesale & International
Lloyds TSB                  Lloyds TSB Bank plc    Direct Line:  020 7356 1456
                            71 Lombard Street      Switchboard:  020 7626 1500
                            London                 Facsimile:    020 7356 1205
                            EC3P 3BS
                                                   Reference:    D/IMAC/HJH15349
                            8th October 2001
The Directors
Trikon Technologies Limited
Ringland Way
Newport
Gwent NP6 2TA


Dear Sirs,



                                AMENDMENT LETTER

We refer to a letter dated 6th March 2001 (the "Facility Letter") and to security documents required to be effected thereby from time to time. Pursuant to the foregoing we agreed to make available to Trikon Technologies Limited a loan of up to (pound)15,000,000.

We hereby confirm that with effect from the date of this letter the Facility Letter shall be amended as follows:

1.       The definition of PBIT in Clause I shall be amended to read;

         ""PBIT" means the consolidated profit of the Parent and its Subsidiary Undertakings before taxation and interest paid and payable less interest received and receivable. Credit items of an extraordinary nature and credit items of an exceptional nature shall be excluded for the purpose of any relevant computation hereunder unless otherwise expressly agreed by the Bank."

2.       Clause 9.2 shall be amended to read:

         "shall comply with the following financial covenants, which covenants shall be tested against all financial information provided to the Bank pursuant to Clauses 9.3(a) and (b) of this letter;

         (a) the Parent shall not permit the Net Borrowing of the Parent and its Subsidiary Undertakings to exceed 50% of the Consolidated Net Worth; and

         (b) the Parent shall procure that at all times (save in respect of any period ending on or between 30th June 2002 and 31st December 2002) PBIT exceeds 10 times of the aggregate amount of interest paid and payable less interest received and receivable; and

         (c) the Parent shall procure that in respect of any period ending on or between 30th June 2002 and 31st December 2002 the aggregate amount of interest paid and payable less interest received and receivable does not exceed (pound)400,000; and"

All other terms and conditions expressed in the Facility Letter remain unaltered.

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The above amendments shall be effective on the date upon which we receive a copy of this letter signed and accepted by you. From the date of your acceptance the Facility Letter and this letter shall be construed as one agreement.

Yours faithfully,
For and on behalf of Lloyds TSB Bank plc

/s/ R J Surrey

R J Surrey
Senior Manager

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We hereby acknowledge and accept the terms of your offer dated 8th October 2001 of which this is a duplicate and agree all the terms and conditions therein contained.

For and on behalf of Trikon Technologies Limited

Signed by    W. Chappel           (name)         A.N. Wheeler        (name)
           -----------------------             ----------------------


           /s/ William J. Chappel (signature)  /s/ Nigel Wheeler     (signature)
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           11-Oct.-01             (date)       11-Oct.-01            (date)
           -----------------------             ----------------------

Acknowledged and agreed

For and on behalf of Trikon Technologies Inc.

Signed by    W. Chappel            (name)         A.N. Wheeler       (name)
           ------------------------             ---------------------


           /s/ William J. Chappel  (signature)  /s/ Nigel Wheeler    (signature)
           ------------------------             ---------------------


           11-Oct.-01              (date)       11-Oct.-01           (date)
           ------------------------             ---------------------